Exhibit 99.2

PETRON ENERGY SPECIAL CORP.
(Formerly Petron Energy II, Inc.)
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2011	2010
	(Unaudited)	(Audited)
ASSETS
Current Assets

Cash and Cash Equivalents	$152,613	$88,742
Accounts Receivable-oil & gas sales	14,520	14,664
Prepaid Expenses	4,151	-
Total Current Assets	171,284	103,406

Investments in Pipeline, net of accumulated depreciation of $162,847	825,153	874,578
and $113,422, respectively
Producing Oil & Gas Properties, net of accumulated depletion
of $605,495 and $591,695, respectively	808,998	860,628
Other Depreciable Equipment, net of accumulated depreciation
of $24,993 and $17,618, respectively	46,860	50,214
Investment in common stock	296,650	-
Other Assets	31,575	5,000

TOTAL ASSETS	$2,180,520	$1,893,826

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities

Accounts Payable--Trade	$256,989	$20,923
Accounts Payable--Related Party	2,967	2,967
Accrued Liabilities	38,822	38,822
Related Party Payables	138,747	-
Total Current Liabilities	437,525	62,712

Stockholders's Equity
Preferred Stock, $0.01 par value, 10,000,000 shares authorized,
none issued and outstanding	-	-
Series A Preferred Stock, $0.01 par value, 20,000,000 shares authorized,
13,633,261 and 11,793,794 issued and outstanding, respectively	136,333	117,940
Common Stock, $0.01 par value, 500,000,000 shares authorized,
51,252,956 and 48,501,823 issued and outstanding, respectively	512,529	485,018
Additional Paid-In Capital	11,396,023	9,594,700
Accumulated Deficit	(10,301,890)	(8,366,544)
Total Stockholders' Equity	1,742,995	1,831,114

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,180,520	$1,893,826

The accompanying notes are an integral part to these consolidated financial statements.

PETRON ENERGY SPECIAL CORP.
(Formerly Petron Energy II, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30,
	2011	2010

Revenues

Oil & Gas Sales	$85,862	$163,901
Pipeline Revenue	3,642	29,573
Total Revenue	89,504	193,474

Costs and Expenses

Cost of Revenue	203,391	180,145
Depletion, Depreciation and Amortization	70,600	65,542
General and Adminstrative	1,749,984	631,042
Interest Expense	-	496,733
Total Expenses	2,023,975	1,373,462

Loss from Operations Before Income Taxes	(1,934,471)	(1,179,988)

Income Tax Benefit	-	-

Net Loss	(1,934,471)	(1,179,988)

Preferred Stock Dividends	(875)	(12,269)

Net Loss Available to Common Stockholders	$(1,935,346)	$(1,192,257)

Loss per share--basic and diluted	$(0.039)	$(0.028)

Weighted average number of shares-basic and diluted	49,055,747	41,891,520

The accompanying notes are an integral part to these consolidated financial statements.

PETRON ENERGY SPECIAL CORP.
(Formerly Petron Energy II, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2011	2010

OPERATING ACTIVITIES
Net Loss	$(1,934,471)	$(1,179,988)
Adjustments to reconcile net loss to
cash used by operating activitites:
Depletion and depreciation	70,600	65,542
Preferred stock issued for services	18,393	12,146
Common stock issued for services	693,284	193,776
Change in other asset and liabilities:
Oil & gas receivables	144	18,803
Prepaids and other assets	(30,726)	-
Accounts payable	236,066	(20,929)
Accrued liabilities	-	408,478
Cash used in operating activities	(946,710)	(502,172)

INVESTING ACTIVITIES
Investment in oil & gas properties	(278,820)	(134,740)
Proceeds from sale of oil & gas property	20,000	-
Purchase of other equipment	(4,022)	(12,025)
Cash used in investing activities	(262,842)	(146,765)

FINANCING ACTIVITIES
Proceeds from sales of preferred stock	378,800	526,050
Proceeds from sales of common stock	756,751	87,500
Related party payable	138,747	-
Dividends paid	(875)	(12,269)
Cash from financing activities	1,273,423	601,281
(Decrease) Increase in cash	63,871	(47,656)
Cash at beginning of period	88,742	55,231

Cash at end of period	$152,613	$7,575

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$-	$80,125
Income Taxes	$-	$-

Non Cash Investing and Financing Activities
Related party payable	$-	$-
Note payable	-	1,964,721
Accrued liabilities	-	777,712
Common stock	-	(63,732)
Additional paid-capital	-	(2,678,701)
Producing oil & gas properties	296,650	-
Investment in common stock	(296,650)	-
	$-	$-

The accompanying notes are an integral part to these consolidated financial statements.

PETRON ENERGY SPECIAL CORP.
(Formerly Petron Energy II, Inc.)
Notes to Interim Consolidated Financial Statements
(Unaudited)
September 30, 2011

NOTE 1—BASIS OF PRESENTATION

The interim consolidated financial statements as of September 30, 2011and 2010 have been prepared in accordance with generally accepted accounting principles for interim financial information.  Accordingly, these consolidated financial statements do not include all of the disclosures required by generally accepted accounting principles for complete financial statements.  These interim unaudited consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the year ended December 31, 2010.  In the opinion of management, the interim unaudited consolidated financial statements furnished herein include all adjustments, all of which are of a normal recurring nature, necessary for a fair statement of the results for the interim periods presented.

The consolidated statements of operations and cash flows reflect the results of operations and the changes in cash flows of the Company for the nine month periods ended September 30, 2011and 2010.  Operating results for the nine month period ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011.

NOTE 2—GOING CONCERN

The accompanying interim consolidated financial statements have been prepared on a going concern basis of accounting which contemplates continuity of operations, realization of assets, liabilities and commitments in the normal course of business.  As of September 30, 2011 the Company has a working capital deficit, accumulated deficit and an operating loss for the nine month period.  Further losses are anticipated which raise substantial doubt as to the Company’s ability to continue as a going concern.  The accompanying consolidated financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern.  The Company plans to acquire sufficient capital from investors with which to pursue its business plan.  There can be no assurance that the future operations will be significant and profitable, or that the Company will have sufficient resources to meet its objectives.  There is no assurance that the Company will be successful in raising additional funds.

NOTE 3—STOCKHOLDERS’ EQUITY

During the nine month period ended September 30, 2011 the Company raised $756,751 through the sale of 2,646,000 shares of common stock.  An additional $378,800 was raised by the sale of 656,938 shares of preferred stock.

On August 12, 2011, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Petron Energy II, Inc., which is controlled by Floyd Smith, who is its majority shareholder, President and sole director. Mr. Smith is also the majority shareholder and CEO of the Company, therefore, any assets purchased or sold between the two companies will be accounted for using the historical basis of accounting for such assets.  The agreement was amended on August 15 and 30, 2011, with the following terms:

•
The Company will receive 20,000,000 shares of Petron Energy II, Inc.’s restricted common shares in exchange for all of the oil and gas properties, pipeline and other equipment owned by the Company.  The closing date of the transaction to be October 15, 2011.

PETRON ENERGY SPECIAL CORP.
(Formerly Petron Energy II, Inc.)
Notes to Interim Consolidated Financial Statements
(Unaudited)
September 30, 2011

NOTE 3—STOCKHOLDERS’ EQUITY-continued

•	August 31, 2011 3,000,000 shares of Petron Energy II, Inc.’s common shares were issued to the Company for certain oil and gas equipment owned by the Company.

•	The remainder of the shares (17,000,000) will be issued to the Company at the time of closing.

The total historical value of the assets included in the Agreement aggregated $1,977,661, at September 30, 2011, which resulted in an average per share value of $0.0989.  The average value was used to value the 3,000,000 common shares ($296,650) issued to the Company on August 31, 2011.